Acquisitions	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
Acquisition of Lender Processing Services, Inc.
The results of operations and financial position of the entities acquired during any year are included in the Condensed Consolidated Financial Statements from and after the date of acquisition.
On January 2, 2014, we completed the purchase of LPS. The purchase consideration paid was $37.14 per share, of which $28.10 per share was paid in cash and the remaining $9.04 was paid in FNF common shares. The purchase consideration represented an exchange ratio of 0.28742 per share of LPS common stock, included in assets acquired was $287 million of cash. Total consideration paid for LPS was $3,400,000,000.0 billion, which consisted of $2,248 million in cash and $839 million million in FNF common stock. In order to pay the stock component of the consideration, we issued 25,920,078 shares to the former LPS shareholders. Goodwill has been recorded based on the amount that the purchase price exceeded the fair value of the net assets acquired.

The initial purchase price is as follows (in millions):

Cash paid for LPS outstanding shares	$2,535
Less: cash acquired from LPS	(287)
Net cash paid for LPS	2,248
FNF common stock issued (25,920,078 shares)	839
Total net consideration paid	$3,087

The purchase price has been initially allocated to the LPS assets acquired and liabilities assumed based on our best estimates of their fair values as of the acquisition date. Goodwill has been recorded based on the amount that the purchase price exceeds the fair value of the net assets acquired. This estimate is preliminary and subject to adjustments as we complete our valuation process over trade and notes receivable, capitalized software, intangible assets, legal contingencies, income taxes and goodwill, which we expect to have substantially complete by the end of 2014. The initial purchase price allocation is as follows (in millions):

Trade and notes receivable	$184
Investments	77
Prepaid expenses and other assets	60
Property and equipment	149
Capitalized software	773
Intangible assets including title plants	1,166
Income tax receivable	36
Goodwill	2,794
Total assets	5,239
Notes payable	1,091
Reserve for title claims	30
Deferred tax liabilities	590
Other liabilities assumed	441
Total liabilities	2,152
Net assets acquired	$3,087

Subsequent to the LPS acquisition, we formed a wholly-owned subsidiary, Black Knight Holdings, Inc., ("Black Knight"). Black Knight is the mortgage and finance industries' leading provider of integrated technology, data and analytics solutions, and transaction services. Black Knight has two operating businesses, ServiceLink and BKFS. We retained a 65% ownership interest in each of the subsidiaries and issued the remaining 35% minority ownership interest to funds affiliated with Thomas H. Lee Partners, and certain related entities on January 3, 2014. ServiceLink and BKFS now own and operate the former LPS businesses and our legacy ServiceLink business.
The following table summarizes the intangible assets acquired (in millions, except for useful life):

	Fair Value as of Consolidation	Weighted Average Useful Life in Years as of Consolidation	Residual Value as of March 31, 2014
Amortizing intangible assets:
Developed technology	$750	8	$725
Purchased technology	23	3	21
Tradenames	34	10	33
Customer relationships	1,056	10	1,008

Non-amortizing intangible assets:
Developed technology	52		52
Title plants	24		24
Total intangible assets and capitalized software	$1,939		$1,863

Pro-forma Financial Results
For comparative purposes, selected unaudited pro-forma consolidated results of operations of FNF for the three months ending March 31, 2014 and 2013 are presented below. Pro-forma results presented assume the consolidation of Black Knight occurred as of the beginning of the 2013 period. Amounts reflect our 65% ownership interest in BKFS and ServiceLink and were adjusted to exclude costs directly attributable to the acquisition of LPS including transaction costs, severance costs and costs related to our synergy bonus program related to the acquisition.

	Three months ended March 31,
	2014	2013
Total revenues	$2,089	$2,522
Net earnings attributable to FNF common shareholders	29	144

As a result of our acquisition of LPS, the following additions have been made to our significant accounting policies during the first quarter of 2014:
BKFS Revenue Recognition
Within our BKFS segment, we recognize revenues in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 605, Revenue Recognition (“ASC 605”). Recording revenues requires judgment, including determining whether an arrangement includes multiple elements, whether any of the elements are essential to the functionality of any other elements, and the allocation of the consideration based on each element's relative selling price. Customers receive certain contract elements over time and changes to the elements in an arrangement, or in our determination of the relative selling price for these elements, could materially impact the amount of earned and unearned revenue reflected in our financial statements.
The primary judgments relating to our revenue recognition are determining when all of the following criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3) the seller’s price to the buyer is fixed or determinable; and (4) collectability is reasonably assured. Judgment is also required to determine whether an arrangement involving more than one deliverable contains more than one unit of accounting and how the arrangement consideration should be measured and allocated to the separate units of accounting.
If the deliverables under a contract are software related, we determine the appropriate units of accounting and how the arrangement consideration should be measured and allocated to the separate units. This determination, as well as management’s ability to establish vendor specific objective evidence (“VSOE”) for the individual deliverables, can impact both the amount and the timing of revenue recognition under these agreements. The inability to establish VSOE for each contract deliverable results in having to record deferred revenues and/or applying the residual method. For arrangements where we determine VSOE for software maintenance using a stated renewal rate within the contract, we use judgment to determine whether the renewal rate represents fair value for that element as if it had been sold on a stand-alone basis. For a small percentage of revenues, we use contract accounting when the arrangement with the customer includes significant customization, modification, or production of software. For elements accounted for under contract accounting, revenue is recognized using the percentage-of-completion method since reasonably dependable estimates of revenues and contract hours applicable to various elements of a contract can be made.
We are often party to multiple concurrent contracts with the same customer. These situations require judgment to determine whether the individual contracts should be aggregated or evaluated separately for purposes of revenue recognition. In making this determination we consider the timing of negotiating and executing the contracts, whether the different elements of the contracts are interdependent and whether any of the payment terms of the contracts are interrelated.
Due to the large number, broad nature and average size of individual contracts we are a party to, the impact of judgments and assumptions that we apply in recognizing revenue for any single contract is not likely to have a material effect on our consolidated operations. However, the broader accounting policy assumptions that we apply across similar arrangements or classes of customers could significantly influence the timing and amount of revenue recognized in our result of operations.
Capitalized Software
Capitalized software includes the fair value of software acquired in business combinations, purchased software and capitalized software development costs. Purchased software is recorded at cost and amortized using the straight-line method over its estimated useful life. Software acquired in business combinations is recorded at its fair value and amortized using straight-line or accelerated methods over its estimated useful life, ranging from 5 to 10 years. In our BKFS segment we have significant internally developed software. These costs are amortized using the straight-line method over the estimated useful life. Useful lives of computer software range from 3 to 10 years. Capitalized software development costs are accounted for in accordance with either ASC Topic 985, Software, Subtopic 20, Costs of Software to Be Sold, Leased, or Marketed (“ASC 985-20”), or ASC 350, Subtopic 40, Internal-Use Software (“ASC 350-40”). For software products to be sold, leased, or otherwise marketed (ASC 985-20 software), all costs incurred to establish the technological feasibility are research and development costs, and are expensed as they are incurred. Costs incurred subsequent to establishing technological feasibility, such as programmers' salaries and related payroll costs and costs of independent contractors, are capitalized and amortized on a product by product basis commencing on the date of general release to customers. We do not capitalize any costs once the product is available for general release to customers. For internal-use computer software products (ASC 350-40 software), internal and external costs incurred during the preliminary project stage are expensed as they are incurred. Internal and external costs incurred during the application development stage are capitalized and amortized on a product by product basis commencing on the date the software is ready for its intended use. We do not capitalize any costs once the software is ready for its intended use.
We also assess the recorded value of computer software for impairment on a regular basis by comparing the carrying value to the estimated future cash flows to be generated by the underlying software asset. There is an inherent uncertainty in determining the expected useful life of or cash flows to be generated from computer software. We have not historically experienced material changes in these estimates but could be subject to them in the future.
Redeemable Non-controlling Interest
As discussed above, subsequent to the Acquisition of LPS we issued 35% ownership interest in BKFS and ServiceLink to funds affiliated with Thomas H. Lee Parters ("THL" or "the minority interest holder"). As part of the Unit Purchase Agreement with THL, THL has an option to put their ownership interests of either or both of BKFS and ServiceLink to us if no public offering the corresponding business has been consummated after four years. The units owned by THL ("redeemable noncontrolling interests") may be settled in cash or common stock of FNF or a combination of both at our election in an amount equivalent. The redeemable noncontrolling interests will be settled at the current fair value at the time we receive notice of THL's put election as determined by the parties or by a third party appraisal under the terms of the Unit Purchase Agreement.
As these redeemable noncontrolling interests provide for redemption features not solely within the control of us, the issuer, we classify the redeemable noncontrolling interests outside of permanent equity in accordance with ASC 480-10, “Distinguishing Liabilities from Equity”. Redeemable interest held by third parties in subsidiaries owned or controlled by FNF is reported on the condensed consolidated balance sheet outside permanent equity; and the condensed consolidated statement of operations reflects the respective redeemable noncontrolling interests in Net loss attributable to non-controlling interests - redeemable and non-redeemable, the effect of which is removed from the net loss attributable to FNF commons shareholders.

Mergers, Acquisitions and Dispositions Disclosures [Text Block]
Acquisitions
The results of operations and financial position of the entities acquired during any year are included in the Consolidated Financial Statements from and after the date of acquisition.
Acquisition and Merger with Lender Processing Services
On January 13, 2014, Remy announced that they acquired substantially all of the assets of United Starters and Alternators Industries, Inc. ("USA Industries") pursuant to the terms and conditions of the Asset Purchase Agreement, effective as of January 13, 2014. USA Industries is a leading worldwide distributor of premium quality re-manufactured and new alternators, starters, constant velocity axles and disc brake calipers for the light-duty aftermarket. Total consideration paid was $40 million.
On January 2, 2014, we completed the purchase of Lender Processing Services, Inc. ("LPS"). The purchase consideration paid was $37.14 per share, of which $28.10 per share was paid in cash and the remaining $9.04 was paid in FNF common shares. The purchase consideration represented an exchange ratio of 0.28742 per share of LPS common stock. Total consideration paid for LPS was $3.4 billion, which consisted of $2,535 million in cash and $839 million in FNF common stock. In order to pay the stock component of the consideration, we issued 25,920,078 shares to the former LPS shareholders. We have not completed the initial purchase price allocation due to the timing of the acquisition. We plan to have the initial purchase price allocation recognized during the first quarter of 2014 and the final purchase price allocation completed during 2014.
Subsequent to our announcement of the LPS acquisition, we formed a wholly-owned subsidiary, Black Knight Financial Services, Inc. (now known as Black Knight Holdings, Inc., "Black Knight"). Black Knight is the mortgage and finance industries' leading provider of integrated technology, data and analytics solutions, and transaction services. Black Knight has two operating segments, ServiceLink Holdings, LLC ("ServiceLink") and Black Knight Financial Services, LLC ("BKFS"). We retained a 65% ownership interest in each of the subsidiaries and issued the remaining 35% ownership interest to funds affiliated with Thomas H. Lee Partners, and certain related entities on January 3, 2014. Black Knight, through ServiceLink and BKFS, now owns and operates the former LPS businesses and our ServiceLink business. Fidelity National Title Group, BKFS and ServiceLink will be our core operating subsidiaries in the future.
Acquisition of Remy International, Inc.
During the third quarter of 2012, we acquired 1.5 million additional shares of Remy International, Inc. ("Remy"), increasing our ownership interest to 16.3 million shares or 51% of Remy's total outstanding common shares. As a result of this acquisition we began to consolidate the results of Remy effective August 14, 2012. We previously held a 47% ownership interest in Remy. Total consideration paid for the additional 1.5 million shares was $31 million and cash acquired upon consolidation of Remy was $95 million. Goodwill has been recorded based on the amount that the purchase price exceeded the fair value of the net assets acquired. Our 47% equity method investment prior to consolidation of $179 million was included in Investments in unconsolidated affiliates on the Consolidated Balance Sheets. A realized gain of $79 million was recognized in 2012 for the difference between our basis in our equity method investment of Remy prior to consolidation and the fair value of our investment in Remy at August 14, 2012, the date we acquired control and began to consolidate its operations.
Acquisition of O'Charley's Inc. and Merger with ABRH
On April 9, 2012, we successfully closed a tender offer for the outstanding common stock of O'Charley's Inc. ("O'Charley's"). We have consolidated the results of O'Charley's as of April 9, 2012. On May 11, 2012, we merged O'Charley's with our investment in ABRH in exchange for an increase in our ownership position in ABRH from 45% to 55%. As of December 31, 2013, there were 312 company-owned restaurants in the O'Charley's group of companies and 214 company-owned restaurants in the ABRH group of companies. Total consideration paid was $122 million in cash, net of cash acquired of $35 million. Our investment in ABRH, prior to the merger, was $37 million and was included in Investments in unconsolidated affiliates on the Consolidated Balance Sheet. Our investment in O'Charley's prior to the tender offer of $14 million was included in Equity securities available for sale on the Consolidated Balance Sheet. We have consolidated the operations of ABRH with the O'Charley's group of companies, beginning on May 11, 2012.
A realized gain of $66 million, which is included in Realized gains and losses on the Consolidated Statement of Earnings, was recognized in 2012 for the difference between our basis in our equity method investment of ABRH prior to consolidation and the fair value of our investment in ABRH at the date of consolidation. The fair value of our investment in ABRH was estimated using relative market based comparable information. In regards to O'Charley's, we recognized a $48 million bargain purchase gain discussed further below, and a gain of $7 million for the difference in the basis of our holdings in O'Charley's common stock prior to consolidation and the fair value of O'Charley's common stock at the date of consolidation. As a result of the final valuation, we recognized and measured the identifiable assets acquired and liabilities assumed from the O'Charley's purchase at fair value. Upon completion of the fair value process, the net assets of O'Charley's received by FNF exceeded the purchase price resulting in a bargain purchase gain of $48 million, which is included in Realized gains and losses on the Consolidated Statement of Earnings for 2012. The bargain purchase gain was due to the release of a valuation allowance on O'Charley's net deferred tax assets. O'Charley's previously had recorded a valuation allowance on the deferred tax assets, due to its history of net losses and the low probability of being able to utilize these assets. We also recorded a $11 million increase to our Additional paid-in capital during 2012, related to the fair value of the non-controlling interest portion of our ownership in O'Charley's.
Other Acquisitions
Digital Insurance, Inc.
On December 31, 2012, we acquired Digital Insurance, Inc. ("Digital Insurance"). Total consideration paid was $98 million in cash, net of cash acquired of $3 million. We consolidated the operations of Digital Insurance as of December 31, 2012. Digital Insurance is the nation's leading employee benefits platform specializing in health insurance distribution and benefits management for small and mid-sized businesses.
J. Alexander's Corporation
In September 2012, we successfully completed a tender offer for the outstanding common stock of J. Alexander's Corporation, which later became J. Alexander's LLC, for $14.50 per share. Total consideration paid was $72 million in cash, net of cash acquired of $7 million. We have consolidated the operations of J. Alexander's beginning September 26, 2012. J. Alexander's operates 30 J. Alexander's restaurants in 12 states. On February 25, 2013, we merged Stoney River Legendary Steaks into J. Alexander's.